UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 7, 2007


                                  WARP 9, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                               -----------------
                 (State or other jurisdiction of incorporation)



          0-13215                                       30-0050402
---------------------------                          -------------------
(Commission File Number)                              (I.R.S. Employer
                                                       Identification No.)

          50 Castilian Dr. Suite 101, Santa Barbara, California 93117
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (805) 683-7626


       ------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Total number of pages in this document:    8
                                        --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))




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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

         Item 1.02  Termination of a Material Definitive Agreement.............1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS....................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................2

SECTION 6.   ASSET BACKED SECURITIES...........................................2

SECTION 7.   REGULATION FD.....................................................2

SECTION 8.   OTHER EVENTS......................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................3

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Item 1.02  Termination of a Material Definitive Agreement.

         Effective as of April 2, 2007, Warp 9, Inc. (the "Company") terminated its Exclusive Technology License Agreement (the "License Agreement") with Zingerang, Inc., a Nevada corporation ("Zingerang") pursuant to which the Company had previously granted an exclusive (including to the exclusion of the Company), worldwide, sub-licensable, transferable, royalty-bearing right and license to make, have made, import, use, offer for sale, sell, reproduce, distribute, display, perform or otherwise exploit the Company's Roaming Messenger(R) technology, Roaming Messenger(R) and eCapsule(R) trademarks, and patent application numbers 20060165030, 20060123396, and 20030110097
(collectively, the "Roaming Messenger Technology") for a period of ten years. Pursuant to the Termination and Assignment between the Company and Zingerang, a copy of which is attached to this Report as Exhibit 99.1, Zingerang assigned back to the Company all of the Roaming Messenger Technology in consideration for the Company waiving payment of a $50,000 licensing fee owed by Zingerang to the Company. Zingerang assigned all of its right, title and interest in and to the Roaming Messenger Technology back to the Company, including all copy rights and patent rights throughout the world. The Company accepted the assignment and has not yet decided on its business plan for the Roaming Messenger Technology now owned by it.

         In April 2007, the Company agreed to sell back to Zingerang 35,000,000 of the 40,000,000 shares of the common stock of Zingerang owned by it for a sale price of $0.00025 per share, representing a total sale price of $8,750. Pursuant to its original stock purchase agreement with Zingerang, the Company agreed that it would not sell or offer to sell any unregistered shares of Zingerang's common stock until a date two (2) years after a Registration Statement on Form SB-2 is filed by Zingerang and declared effective by the Securities and Exchange Commission (the "Lock-up Term"). Upon the expiration of the Lock-up Term, the Company will be entitled to piggyback registration rights.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable.


SECTION 6.  ASSET BACKED SECURITIES

         Not Applicable.


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)......Financial Statements of Business Acquired

                  Not Applicable.

         (b)......Pro Forma Financial Information

                  Not Applicable.

         (c)......Exhibits

                  99.1 Termination and Assignment by and between Zingerang, Inc. and Warp 9,Inc., effective as of April 2, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  WARP 9, INC.
                           ---------------------------
                                  (Registrant)

Date:  May 7, 2007


                               \s\ Louie Ucciferri
                          ----------------------------
                            Louie Ucciferri, Chairman

























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